EXHIBIT 10.2

FIRST AMENDMENT TO THE
AMENDED AND RESTATED LICENSE AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED LICENSE AGREEMENT (“Amendment”) made as of the 10th day of October, 2002, by and between VASCULAR GENETICS INC., a Delaware corporation (the “Licensee”) and HUMAN GENOME SCIENCES, INC., a Delaware corporation (“HGS”).

WHEREAS, HGS and the Licensee entered into that certain License Agreement, dated as of October 31, 1997 (“Original License Agreement”), whereunder HGS granted to the Licensee an exclusive license to use the gene Vascular Endothelial Growth Factor 2 in gene therapy treatment of vascular diseases; and

WHEREAS, the parties amended the Original License Agreement in its entirety with that certain Amended and Restated License Agreement, dated February 28, 2001 (“Amended License Agreement”); and

WHEREAS, the parties entered into that certain Recapitalization Agreement, dated September 5, 2002 (“Recapitalization Agreement”), whereunder the parties set forth certain obligations between one another, including certain obligations related to the Amended License Agreement; and

WHEREAS, in connection with the Recapitalization Agreement, and pursuant to Section 12.3 of the Amended License Agreement, the parties desire to herein amend the Amended License Agreement.

NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

The Parties acknowledge that all capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Amended License Agreement.

2.

Section 1.3. Effective upon the Effective Time of the merger of LICENSEE with GenStar Therapeutics Corporation or an affiliate thereof (“Merger”), Section 1.3 of the Amended License Agreement (definition of Change of Control) shall be deleted in its entirety.

3.

Section 1.8. Effective upon the Effective Time of the Merger, Section 1.8 of the Amended License Agreement (definition of FDA Clinical Hold) shall be deleted in its entirety.

4.

Section 3.2. Section 3.2 of the Amended License Agreement (minimum use milestones) is hereby deleted in its entirety and replaced with the following:

Effective upon the execution hereof and prior to the Merger Section 3.2 shall read as follows:

Subject to Sections 3.3 and 3.4, LICENSEE agrees that it will meet the following minimum use standards either by its own performance or through or in combination with a sublicensee:

(a)

Intentionally omitted.

(b)

Not later than March 30, 2003, LICENSEE shall have met with the FDA and received concurrence for the design of a clinical program for at least one LICENSED PRODUCT that will support licensure in the United States, such occurrence to be evidenced by minutes of such meeting.

(c)

Within twenty-four (24) months following the date of notification from the FDA that the FDA CLINICAL HOLD is removed (but no later than June 30, 2003), LICENSEE shall have prepared and submitted a BLA for at least one LICENSED PRODUCT.

On and after the Merger, Section 3.2 shall read as follows:

LICENSEE agrees that it will meet the following minimum use standards either by its own performance or through or in combination with a sublicensee

(a)

LICENSEE shall have initiated a Phase IIb or Phase III clinical trial within 3 months of validating that it has CLINICAL TRIAL MATERIAL acceptable for such clinical trial, but in no event later than June 30, 2004.

(b)

LICENSEE shall have had an official end of Phase II meeting with FDA no later than September 30, 2005.

(c)

If both a Phase IIb and Phase III clinical trial are required by FDA, LICENSEE shall have initiated the Phase III clinical trial no later than 6 months after the end of the Phase II meeting, but not later than March 31, 2006.

(d)

LICENSEE shall have filed a BLA for at least one LICENSED PRODUCT no later than December 31, 2009.

LICENSEE will give notice of meeting each milestone within ten (10) business days of its occurrence. LICENSEE will provide semi-annual updates to HGS on clinical trial progress. For purposes of the above milestones, initiate shall mean when the first patient is dosed with CLINICAL TRIAL MATERIAL. If FDA imposes unexpected requirements unrelated to actions by LICENSEE, LICENSEE and HGS will negotiate in good faith extension of these milestones.

5.

Section 3.3. Effective upon the Merger, Section 3.3 of the Amended License Agreement (Delay of Minimum Use Requirements) shall be deleted in its entirety.

6.

Section 3.4. Effective upon the Merger, Section 3.4 of the Amended License Agreement (Termination of Minimum Use Requirement) shall be deleted in its entirety.

7.

Section 6. Effective upon the Merger, Section 6 of the Amended License Agreement (Option for Additional Genes) shall be deleted in its entirety.

8.

Section 8.2. Effective upon the Merger, Section 8.2 of the Amended License Agreement (reimbursement of patent expenses) shall be deleted in its entirety and replaced with the following:

LICENSEE shall be obligated to reimburse HGS fifty percent (50%) of the reasonable expenses HGS incurs after the Merger for the preparation, filing, prosecution and maintenance of LICENSED PATENTS.

9.

Section 10.8. Effective upon the Effective Date of the Merger, a new section 10.8 shall be added as follows:

Upon termination by HGS on account of the failure of LICENSEE to satisfy the minimum use standards under Section 3.2, LICENSEE hereby grants to HGS an exclusive, worldwide license to any and all information, data, technology, patents, inventions, documents, and information generated by LICENSEE under this Agreement to research, develop, import, export, use, distribute, market, promote, offer for sale and sell products. Promptly after such termination but not to exceed thirty (30) days, LICENSEE will disclose to HGS in writing and/or provide any and all data, know-how, inventions, and technology necessary to enable HGS to fully exploit the license granted herein. Upon termination in accordance with this Section, LICENSEE hereby grants HGS full access to and the right to refer to and cross-reference LICENSEE’s INDs (including all equivalents and supplements thereto), Drug Master Files and any other regulatory submissions to the FDA (or any similar regulatory agency(ies) of any other country) for LICENSED PRODUCTS including any clinical and other data contained therein, consistent with the purpose of this Section. LICENSEE agrees to provide all reasonably appropriate documentation necessary to achieve such rights of reference and all other purposes herein. Upon request by HGS, LICENSEE shall further use reasonably prompt efforts to transfer and assign any Investigational New Drug Application (INDs) (including all equivalents and supplements thereto) covering LICENSED PRODUCTS to HGS.

10.

Section 12.5. Section 12.5 of the Amended License Agreement is hereby amended by striking the addresses of the Licensee and HGS and inserting in their place the following:

If to the Licensee:

Richard E. Otto
Chief Executive Officer
430 10th Street, N.W., Suite S-204
Atlanta, Georgia 30318

If to HGS:

Ellen S. Baron, PhD
Senior Vice President, Business Development
Human Genome Sciences, Inc.
9410 Key West Avenue
Rockville, MD 20850

With a Copy to:

James H. Davis, PhD
Senior Vice President and General Counsel
Human Genome Sciences, Inc.
9410 Key West Avenue
Rockville, MD 20850

11.

Except as otherwise expressly stated herein, all provisions of the Amended License Agreement remain in full force and effect.

12.

This Amendment may be signed in one or more counterparts, which when taken together shall constitute one and the same Amendment.

(Signatures on Following Page)

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

HGS:
HUMAN GENOME SCIENCES, INC.
By:	/s/ ELLEN S. BARON

Name:	Ellen S. Baron
Title:	Senior Vice President, Business Development

LICENSEE:
VASCULAR GENETICS INC.
By:	/s/ RICHARD E. OTTO

Name:	Richard E. Otto
Title:	Chief Executive Officer